SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

AMENDMENT 1 TO FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 1, 2007

MagneGas Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51883
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

35246 US Highway 19 North, #311
Palm Harbor, Florida 34684
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Tel:  (727) 932-9593
Fax:  (727) 934 9275
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

(i) On May 1, 2007, Gately & Associates, LLC ("Gately") was dismissed as the independent auditor for the Company and replaced by Pender Newkirk & Company LLP as our principal independent auditors. This decision to engage Pender Newkirk & Company LLP was ratified by the majority approval of our Board of Directors.

(ii) Gately’s report on the financial statements for the period from December 9, 2005 (inception) to December 31, 2005, and for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but included an explanatory paragraph reflecting an uncertainty because we had yet to generate any revenue, and our shareholders funded any shortfalls in our cash flow on a day to day basis. These factors raise substantial doubt about our ability to continue as a going concern.

(iii) Our Board of Directors participated in and approved the decision to change independent accountants. Since the Company’s inception on December 9, 2005, including its review of financial statements of the year ending December 31, 2006, and the interim period from December 31, 2006 through Gately’s dismissal May 1, 2007 there have been no disagreements with Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately would have caused them to make reference thereto in their report on the financial statements.

(iv) During the most recent review periods, including the interim period subsequent to December 31, 2006 and through May 1, 2007, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

(v) We have requested that Gately furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

(i) We have engaged Pender Newkirk & Company LLP of Tampa, Florida, as our new independent auditors as of May 1, 2007. Prior to such date, we, did not consult with Pender Newkirk & Company LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Pender Newkirk & Company LLP or (iii) any other matter that was the subject of a disagreement between us and our former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
	16.1	Letter from Gately & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnegas Corporation

By:	/s/ Dr. Ruggero Maria Santilli
Dr. Ruggero Maria Santilli, Chairman and CEO

Dated: May 8, 2007